Exhibit 10.1

J.B. HUNT TRANSPORT SERVICES, INC.
SECOND AMENDED AND RESTATED MANAGEMENT INCENTIVE PLAN

I.  NAME; PURPOSE

1.1           NAME.  This instrument shall be known as the J.B. Hunt Transport Services, Inc. Second Amended and Restated Management Incentive Plan (the “Plan”).

1.2           HISTORY OF PLAN.  By action of the Board of Directors (the “Board”) in 1984, and after approval by the Company’s stockholders, the Company adopted the J.B. Hunt Transport Services, Inc. Stock Option Plan of 1984 (“1984 Option Plan”).  The 1984 Option Plan was modified and approved by stockholders in March of 1989 to increase the authorized shares to 2,000,000, creating the J.B. Hunt Transport Services, Inc. Management Incentive Plan (the “Original MIP”). The Original MIP was amended on July 7, 1995, April 16, 1998, April 20, 2000 and April 21, 2005 to increase the authorized shares to 5,000,000, 6,500,000, 17,000,000 and 22,000,000 shares respectively.

1.3           PURPOSE.  The Plan is designed to benefit certain key employees of J.B. Hunt Transport Services, Inc. and any entity in which J.B. Hunt Transport Services, Inc. or any subsidiary owns, directly or indirectly, a majority of the voting stock (collectively these entities shall be the “Company”).

The overall objectives of the Plan are to increase the long-term financial success of the Company, and increase the value of the Company to its stockholders, by:

(a) attracting and retaining key personnel who are instrumental in the continued success of the Company; and

(b) motivating key employees by providing them with the opportunity to participate with the stockholders in the long-term growth and financial success of the Company.

1.4            OVERVIEW OF THE PLAN BENEFITS.  The benefits to be provided under this Plan, although more specifically set out herein, are stock awards, share units, money credits, stock options, stock appreciation rights, or any combination of the foregoing (collectively the “Plan Benefits”) subject to the terms and conditions stated in this Plan.

II. NO RIGHT TO CONTINUED EMPLOYMENT;
CREATION OF COMMITTEE;
ADMINISTRATION OF THE PLAN; PARTICIPANTS; ETC.

2.1           THE COMMITTEE.  The Plan shall be administered by the Compensation Committee (the “Committee”) of the Board of Directors of J.B. Hunt Transport Services, Inc. (the “Board”), comprised solely of two or more outside directors, unless another committee of the Board shall be designated.  A director is an outside director if the director: (a) is not a current employee of the publicly held corporation; (b) is not a former employee of the publicly held corporation who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; and (d) does not receive remuneration, either directly or indirectly, in any capacity other than as a director.

2.2            GRANT AND TERMS OF PLAN BENEFITS; ADMINISTRATION OF THE PLAN.  The Committee may grant Plan Benefits to Participants (hereafter defined) on the terms and subject to the conditions stated in this Plan.
            The Committee shall, subject to the limitations of this Plan, have full power and discretion to interpret and administer the Plan; to establish selection guidelines; to select eligible persons for participation; and to determine the form of grant, either in the form of stock awards, money credits, share units, stock options or stock appreciation rights or combinations thereof, the number of shares subject to the grant, the fair market value of the Common Stock when necessary, the restriction and forfeiture provisions relating to restricted stock, the time and conditions of vesting or exercise, the conditions, if any, under which time of vesting or exercise may be accelerated, the conditions, form, time, manner and terms of payment of any award, and all other terms and conditions of the grant provided that all stock options shall be granted in compliance with and subject to the terms of Section 6 of this Plan.  The Committee may establish rules, regulations and guidelines for the administration of the Plan, and impose, incidental to a grant of Plan Benefits, conditions with respect to employment or other activities not inconsistent with or conflicting with the Plan.

The Committee may, in its discretion, delegate to the Chief Executive Officer of the Company the power and authority with respect to the selection of and grants of Plan Benefits to certain Participants who are not:

1.	the beneficial owner of more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended;

2.	a director of the Company; or

3.	an officer of the Company, as that term is defined in Rule 16a-1(f) of the Rules of the Securities and Exchange Commission.

The interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Committee, shall be final, binding and conclusive on the Company, its stockholders, all Participants and employees of the Company, and upon their respective beneficiaries, successors and assigns, and upon all other persons claiming under or through any of them.  By accepting Plan Benefits each Participant, and each person claiming under or through him, shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, all provisions of the Plan and any action or decision under the Plan by the Company, the Board or the Committee.

2.3            PLAN PARTICIPANTS.  Unless denied the right to participate by specific sections hereof, the following persons shall be eligible to be participants in the Plan and, subject to the discretion of the Committee, received Plan Benefits:

(a)            employees of the Company;
(b)            officers of the Company;
(c)            directors of the Company; and
(d)            consultants.

The foregoing class of persons shall be referred to herein as “Participants”.

2.4           LIMITATION ON SHARES TO BE ISSUED; REVERSION OF UNEXERCISED SHARES.  The maximum number of shares of Common Stock of the Company, $0.01 par value (the “Common Stock”), to be issued under the Plan shall be 22,000,000 shares, including shares already issued or to be issued pursuant to any previously exercised and outstanding options awarded under the 1984 Option Plan or the Original MIP.  Shares awarded pursuant to grants made under either the 1984 Option Plan, the Original MIP, or this Plan, which are not exercised for any reason (whether by reason of expiration, surrender, cancellation, termination or forfeiture) or received by the Company as the payment of purchase price as described in Section 6.6(a)(2) shall be available for future grants.

2.5           SHARES OF COMMON STOCK.  Shares of Common Stock to be issued may be authorized and un-issued shares of Common Stock, treasury stock or a combination thereof.  It is contemplated that the Company, although under no legal obligation to do so, may from time to time purchase shares of Common Stock for the purpose of paying all or any portion of any award payable in or measured by the value of shares of Common Stock, or for the purpose of replacing shares issued or transferred in payment of all or part of an award.  All shares so purchased shall, unless and until transferred in payment of an award, be at all times the property of the Company available for any corporate purposes, and no Participant or employee or beneficiary, individually or as a group, shall have any right, title or interest in any shares of Common Stock so purchased.

2.6            ADJUSTMENT PROVISIONS.  In the event that any recapitalization, or reclassification, split-up or consolidation of shares of Common Stock shall be effective, or the outstanding shares of Common Stock are, in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, exchanged for a different number or class of shares of stock or other securities of the Company, or for shares of the stock or other securities of any other corporation, or new, different or additional shares or other securities of the Company or of another corporation are received by the holders of Common Stock or any distribution is made to the holders of Common Stock other than a cash dividend, (a) the maximum number of class of shares or other securities that may be issued or transferred under the Plan, and (b) the number of share units or the number and class of shares or other securities which are the subject of any grant, shall in each case be equitably adjusted.  If an equitable adjustment cannot be made or the Board determines that further adjustment is appropriate to accomplish fairly the purposes of the Plan, the Board shall make such equitable adjustment under the Plan as it determines will fairly preserve the Plan Benefits to the Participants and the Company.

2.7           EFFECTIVE DATE AND TERM OF PLAN.  The Plan shall be effective immediately upon its approval by the stockholders.  Awards may be made and shares may be issued pursuant to the Plan on or after its effective date pursuant to, and in accordance with, agreements for the issuance thereof entered into prior to the effective date.  The Plan shall terminate ten years after it becomes effective unless terminated prior thereto by action of the Board.  No further grants shall be made under the Plan after its termination, but termination shall not affect the rights of any Participant under any grants made prior to termination.  This Plan or any subsequent Plan may be amended and readopted by the Board and the stockholders from time to time.  Each re-adoption shall constitute a new Plan.  Participants may hold awards under more than one Plan.

2.8            LIMITATION OF PLAN BENEFITS.  Plan Benefits granted to any Participant in any one year shall be limited to two percent (2%) of the total shares authorized for issuance under the Plan (i.e., 2% of 22,000,000).

2.9           PERFORMANCE BASED CRITERIA.  If the Committee determines that grants of stock awards, share units and money credits should be made to Participants in order to qualify for the compensation deduction exemption established by Section 162(m), the award shall be governed by this Section 2.9 of the Plan in addition to other applicable sections of the Plan.  The Committee shall base such compensation solely on account of the attainment of one or more pre-established, objective performance goals.  The performance goal must be established in writing by the Committee prior to the commencement of the services to which the performance goal relates, but no later than ninety (90) days after the commencement of the service period to which it relates, and while the outcome is substantially uncertain (i.e., before 25% of the performance period has elapsed).  Performance goals may be based on one or more criteria: revenue, EPS, return on assets, return on capital, return on investment, return on sales, productivity, market share, cash flow, generation of free cash, Common Stock price, operating income, operating expense ratios, quality, delivery performance or level of improvement in any of the foregoing.

The written performance goal for a Covered Employee must be based on an objective formula or standard for performance-based compensation, such that a third party having knowledge of the relevant performance results could calculate the amount to be paid to the employee and must specify the individual employees or class of employees to which it applies.  Once established, the Committee shall not be entitled any discretion to increase the amount of grants under the Plan that would otherwise be due upon attainment of the performance goal.

Prior to any payment of remuneration, the Committee must certify in writing that all of the performance goals and other material terms of the arrangement for the remuneration has been met.  This section of the Plan shall not apply to an award to a Participant unless the Committee has determined that such award should qualify for the compensation deduction exemption of Section 162(m).

Material terms of the performance goals must be disclosed to and reapproved by the stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders previously approved the performance goals.

2.10           FORFEITURE; RECOUPMENT.  The Committee reserves the right to cause a forfeiture of the gain realized by a Participant with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Participant in violation or breach of or in conflict with any (a) employment agreement, (b) confidentiality obligation with respect to the Company, (c) non-competition agreement, (d) agreement prohibiting solicitation of employees or clients of the Company, (e) Company policy or procedure, (f) other agreement, or (g) any other obligation of such Participant to the Company, as and to the extent specified in such agreement.  The Committee may annul an outstanding Award if the Participant thereof is an employee and is terminated for cause.

Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Participant to the Company to the extent the Participant is, or in the future becomes, subject to (a) any Company “clawback” or recoupment policy that is adopted to comply with the requirements of any applicable law, rule or regulation, or (b) any law, rule or regulation which imposes mandatory recoupment under circumstances set forth in such law, rule or regulation.

III. STOCK AWARDS

3.1           FORM OF AWARD.  Stock awards, whether performance awards or fixed awards, may be made to selected Participants in the form of shares of Common Stock, but which may be forfeitable and/or with restrictions or transfer in any form as hereinafter provided.

3.2           PERFORMANCE AWARDS.  Awards may be made in terms of a stated potential maximum number of shares, with the actual number earned to be determined by reference to the level of achievement of corporate, group, division, individual or other specific objectives over a period or periods of not less than one or more than ten years.  No interests of any kind shall be vested in an individual receiving a performance award until the conclusion of the period or periods and the determination of the level of achievement specified in the award, and the time of vesting thereafter shall be specified in the award.

3.3           FIXED AWARDS.  Awards may be made to Participants which are not contingent on the performance of objectives but which are contingent on the Participant’s continuing in the employ of the Company, rendering consulting services or refraining from competitive activities for a period to be specified in the award, which period shall not be less than one year.

3.4            RIGHTS WITH RESPECT TO RESTRICTED SHARES.  Awards may be made in the form of shares which are subject to restrictions on transfer, as determined by the Committee.  Unless otherwise provided by the Committee, the Participant who receives shares of restricted Common Stock shall have the right to vote the shares and to receive dividends thereon from the date of issuance, unless and until forfeited.

3.5            TERMS AND CONDITIONS.  Awards shall contain such terms and conditions as the Committee shall specify, including without limitation, restrictions on the sale or other disposition of the shares, or the forfeiture of the awards upon termination of employment prior to the expiration of a designated period of time or the occurrence of other events.  In addition, shares of restricted Common Stock issued pursuant to an award shall be released from the restrictions at the times determined by the Committee.  The award shall be paid to the Participant either in shares of Common Stock having a fair market value equal to the maturity value of the award, or in cash equal to the maturity value of the award, or in such combination thereof as the Committee shall determine.

3.6           STATUS OF AWARDS UNDER CODE SECTION 162(M).  It is the intent of the Company that Awards granted under Section 2.9 to Covered Employees (as defined by Section 162 (m)) shall, if so designated by the Committee, constitute “qualified performance – based compensation” (as defined by Code Section 162(m)).  Accordingly, the terms of Section 2.9 including the definition of Covered Employee, shall be interpreted in a manner consistent with Section 162(m).  If any provision of the Plan or any agreement relating to any such award does not comply or is inconsistent with the requirements of Section 162(m), such provision shall be considered or deemed amended to the extent necessary to conform to such requirements.

IV. SHARE UNITS

4.1            CREDITS.  The Committee may in its discretion provide that a Participant shall receive a credit of share units, each of which is equivalent to a share of Common Stock except for the power to vote and the entitlement to current dividends.

4.2           PERFORMANCE AWARDS.  Awards may be made in terms of a stated potential maximum number of shares, with the actual number earned to be determined by reference to the level of achievement of corporate, group, division, individual or other specific objectives over a period or periods of not less than one or more than ten years.  No interests of any kind shall be vested in an individual receiving a performance award until the conclusion of the period or periods and the determination of the level of achievement specified in the award, and the time of vesting thereafter shall be specified in the award.

4.3           FIXED AWARDS.  Awards may be made to Participants which are not contingent on the performance of objectives but which are contingent on the Participant’s continuing in the employ of the Company, rendering consulting services or refraining from competitive activities for a period to be specified in the award, which period shall not be less than one year.

4.4            RIGHTS WITH RESPECT TO SHARE UNITS.  If share units are credited to a Participant, amounts equal to dividends otherwise payable on a like number of shares of Common Stock after the crediting of the units may, in the discretion of the Committee, be paid to the Participant as and when paid, or converted into additional share units which shall be credited to the Participant and held until later forfeited or paid out.  Share units may be paid to the Participant in the form of cash or shares of Common Stock according to such requirements and guidelines as the Committee shall deem appropriate.

4.5            TERMS AND CONDITIONS.  Awards shall contain such terms and conditions as the Committee shall specify, including without limitation, the forfeiture of the awards upon termination of employment prior to the expiration of a designated period of time or the occurrence of other events.

4.6           STATUS OF AWARDS UNDER CODE SECTION 162(M).  It is the intent of the Company that Awards granted under Section 2.9 to Covered Employees (as defined by Section 162 (m)) shall, if so designated by the Committee, constitute “qualified performance – based compensation” (as defined by Code Section 162(m)).  Accordingly, the terms of Section 2.9 including the definition of Covered Employee, shall be interpreted in a manner consistent with Section 162(m).  If any provision of the Plan or any agreement relating to any such award does not comply or is inconsistent with the requirements of Section 162(m), such provision shall be considered or deemed amended to the extent necessary to conform to such requirements.

V. MONEY CREDITS

5.1            CREDITS.  The Committee may in its discretion provide that a Participant shall receive a credit of money credits, which shall be in units of a dollar or a fraction thereof.

5.2           RIGHTS WITH RESPECT TO MONEY CREDITS.  If a Participant is credited with money credits, a money account shall be established for the Participant which shall be credited with interest equivalents on amounts previously credited to the account, or an amount equal thereto paid to the Participant, on a calendar quarter basis compounded and at such rate as the Committee determines to be appropriate from time to time.  Money credits may be paid to the Participant in the form of cash or shares of the Company’s Common Stock according to such requirements and guidelines as the Committee shall deem appropriate.

VI.  STOCK OPTIONS

6.1           STOCK OPTION PLAN.  By action of the Board in 1984, and after approval by the Stockholders, the Company adopted the 1984 Option Plan.  The 1984 Option Plan was modified and approved by stockholders in March of 1989 to increase the authorized shares to 2,000,000, creating the “Old MIP”. The Old MIP was amended on July 7, 1995, April 16, 1998, April 20, 2000 and April 2005 to increase the authorized shares to 5,000,000, 6,500,000 and 17,000,00 shares respectively.   This Section 6 sets out the terms and conditions for the MIP for grants issued on April 21, 2005 and thereafter until this Plan expires or is subsequently amended.

6.2            OPTIONS ISSUED UNDER PREVIOUS OPTION PLANS.  All stock options issued pursuant to the 1984 Option Plan shall be governed by the terms and conditions set forth in the 1984 Option Agreement.  All stock options issued pursuant to the Old MIP shall be governed by the terms and conditions set forth in the Old MIP Agreement.

6.3            STOCK SUBJECT TO THE PLAN.

(a)
Options may, from time to time on and after the effective date of this Plan, be granted to Participants of the Company or its affiliates to purchase not more than the aggregate number of shares of stock (subject to adjustment in accordance with paragraph 6.3(b) reserved in accordance with Section  2.4 of the Plan).  As the Committee may determine from time to time, the shares may consist either in whole or in part of shares of authorized but un-issued Common Stock, or shares of authorized and issued Common Stock reacquired by the Company.  If an option is surrendered or for any other reason ceases to be exercisable in whole or in part, the shares which were subject to such option but as to which the option has not been exercised shall continue to be available under the Option Plan.

(b)
If there shall be any change in the stock subject to the Plan or the stock subject to any option granted hereunder, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of 2%), or other change in the corporate structure of the Company, appropriate adjustment shall be made by the Committee to the aggregate number of shares subject to the Plan and the number of shares and price per share subject to outstanding options in order to preserve, but not to increase, the benefits of the optionee; provided, however, that subject to any required action by the stockholders, if the Company shall not be the surviving corporation in any merger, consolidation, or reorganization, every option outstanding hereunder shall terminate, unless the surviving corporation shall (subject to any applicable provisions of the Internal Revenue Code) assume (with appropriate changes) the outstanding options or replace them with new options of comparable value (in accordance with Section 425(a) of the Internal Revenue Code).  Notwithstanding the preceding provisions, if such surviving corporation does not so assume or replace the outstanding options hereunder, each optionee shall have the right immediately prior to such merger, consolidation, or reorganization to exercise all his outstanding option(s), whether or not the options have vested.

6.4           ELIGIBILITY.  Persons who shall be eligible to have granted to them the options provided for by this Option Plan shall be those persons set out in Section 2.3 of the Plan, as the Committee in its sole discretion shall determine.

6.5            ADMINISTRATION OF THE PLAN.  The Option Plan shall be administered as set forth in Section 2 of the Plan.

6.6           (a) PURCHASE PRICE; TERMS; EXERCISE OF OPTIONS.

(1)
Calculation of Purchase Price.  The purchase price of the Common Stock under each stock option shall be 100% of the fair market value of the Common Stock on the date of grant (the “Purchase Price”).  The fair market value of the Common Stock on any day shall be (i) if the principal market for the Common Stock is a national securities exchange or the National Market System of the National Association of Securities Dealers Automated Quotations, the highest closing price of the Common Stock on such exchange or system on the day the option is granted or if no sale of the Company’s Common Stock shall have been made on any stock exchange on that day, on the next preceding day on which there was a sale of such stock, or, (ii) if the principal market for the Common Stock is not one of the markets noted in 6.6(a)(1)(i) and the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System, the mean between the closing bid and the closing asked prices for the Common Stock on such day on such System, or (iii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on the National Association of Securities Dealers Automated Quotations System, the mean between the highest bid and lowest asked price for the Common Stock on such day as reported by the National Quotation Bureau, Inc.; provided that if clauses (i), (ii) and (iii) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Common Stock shall be determined by the Committee by any method consistent with applicable regulations adopted by the Commissioner of Internal Revenue relating to the stock options.  The Purchase Price shall be subject to adjustment as provided in paragraph 2(b) hereof.

(2)
Payment of Purchase Price.  The Purchase Price shall become due immediately upon exercise of the option and shall be payable in full in cash or cash equivalents; provided, however, that the Committee shall have the authority, exercisable at its discretion either at the time the option is granted or at the time it is exercised, to make the option payable in one of the alternative forms specified below:

(i)
full payment in shares of Company Common Stock (owned for at least six months before the exercise date) having a fair market value on the Exercise Date (as such term is defined below) equal to the Purchase Price; or

(ii)	a combination of shares of Company Common Stock valued at fair market value on the Exercise Date and cash or cash equivalents, equal in the aggregate to the Purchase Price.

For purposes of this paragraph 6.6(a)(2), the Exercise Date shall be the date on which the Company receives written notice of the exercise of the option, together with payment of the Purchase Price in the form authorized by the Committee.

(b)
Terms and Conditions of Options.  Each option granted pursuant to this Option Plan shall be evidenced by a written Stock Option Agreement (the “Agreement”) executed by the Company and the person to whom such option is granted (the “Optionee”).  The term of each option shall be for such a period of time, not more than eleven years from the date it is granted, as the Committee may determine.  All options granted under this Option Plan shall vest and expire at the times specified in the Agreement.  During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of descent and distribution.  In general, options shall vest ratably over a specified period of time.  However, all unvested options shall become immediately vested in full upon the death or total and permanent disability of the Optionee.    In addition, the Agreement may contain such other terms, provisions and conditions as may be determined by the Committee (and not inconsistent with this Option Plan. The terms of the Agreement with an Optionee may be amended from time to time upon execution of a written amendment, approved by the Committee, and signed by the Company and the Optionee.

(c)	Exercise of Option. The option shall be exercisable at any time and from time to time pursuant to the exercise schedule contained in the Agreement and in accordance with the following:

(1)
Method of Exercise.  The option shall be exercisable by a written notice delivered by the Optionee (or other person exercising the option) to the Committee.  The notice shall be addressed to the Committee c/o Mr. John Roberts, J.B. Hunt Transport, Inc., P.O. Box 130, Lowell, Arkansas 72745.  The notice shall:

(i)
state the election to exercise the option, the number of shares in respect of which it is being exercised, the person in whose name the stock certificate(s) (if any) for such shares of Common Stock is to be registered, his or her address and Social Security Number (or if more than one, the names, addresses and Social Security Numbers of such persons);

(ii)	contain such representations and agreements as to the investment intent of the person exercising the option with respect to such shares of Common Stock as may be satisfactory to the Company’s counsel;

(iii)
be signed by the person or persons entitled to exercise the option and, if the option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Option; and

(iv)
be accompanied by payment to the Company of the full Purchase Price of the shares with respect to which the option is exercised.  The Purchase Price shall be paid in cash or cash equivalents, unless the Committee notifies the person of a different manner of payment pursuant to Section 6.6(a)(2) of this Option Plan.

(2)
Conditions to be Satisfied Prior to Issuance of Common Stock.  The Company shall not be required to issue or deliver any certificates (if any) for shares of Common Stock purchased upon the exercise of an option (i) prior to the completion of any registration or other qualification of such shares under any state or federal laws or rulings or regulations of any government regulatory body, which the Company shall determine to be necessary or advisable or, (ii) prior to receiving an opinion of counsel, satisfactory to the Company, that the sale or issuance of such shares is exempt from these registration or qualification requirements.

(3)
Restrictions on Exercise.  As a condition to his exercise of this option, the Company may require the person exercising the option to make any representation and warranty to the Company as may be required by any applicable law or regulation.

6.7            STOCK APPRECIATION RIGHTS.  The Committee may, under such terms and conditions as it deems appropriate, authorize the surrender by an Optionee of all or part of an unexercised option and authorize a payment in consideration therefore of an amount equal to the difference obtained by subtracting the Purchase Price of the sales when subject to exercise under such option from the fair market value of the stock represented by such shares on the date of surrender, provided that the Committee determines that such settlement is consistent with the purpose of the Plan.  Such payment may be made in shares or Common Stock valued at their fair market value on the date of surrender of such option or in cash or partly in shares and partly in cash.  Acceptance of such a surrender and the manner of payment to the Participant shall be in the discretion of Committee.

6.8            EMPLOYMENT RELATED TAXES.   As a general rule, the exercise of an Option creates taxable income to the Participant for which Federal and State income tax withholding may apply.  The withholding obligations of the Participant may be satisfied at their election using cash or Company common stock owned by the Participant for at least six months before the Exercise Date.

6.9           TERMINATION AND NEW GRANT OF OPTIONS.  The Board shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the termination of any or all outstanding options under the Option Plan and to grant in substitution therefore new options under the Option Plan covering the same or different numbers of shares of Common Stock but having a Purchase Price per share not less than fair market value on the new grant date.

6.10         USE OF PROCEEDS.  Proceeds realized from the sale of Common Stock pursuant to options granted under the Option Plan shall constitute general funds of the Company.

6.11         AMENDMENT, SUSPENSION, OR TERMINATION OF THE OPTION PLAN.

(a)
The Board may at any time suspend or terminate the Option Plan, and may amend it from time to time in such respects as the Board may deem advisable; provided, however, except as provided in paragraph 6.3(b) hereof, the Board shall not amend the Option Plan in the following respects without the consent of stockholders then sufficient to approve the Plan in the first instance:

(i)	To increase the maximum number of shares subject to the Option Plan; or

(ii)	To change the designation or class of persons eligible to receive options under the Option Plan.

(b)
Unless the Option Plan theretofore shall have been terminated, the Option Plan shall terminate ten years after the effective date as set forth in Section 2.7 of the Plan.  No option may be granted when the Option Plan has been suspended, or after the termination of the Option Plan, and no amendment, suspension or termination of the Option Plan shall, without the Optionee’s consent, alter or impair any rights or obligations under any option theretofore granted to him under the Option Plan.  The Option Plan may be amended and readopted by the Board and the stockholders from time to time and each such re-adoption shall constitute a new Plan.  Participants may hold awards under more than one Plan.

VII. STOCK APPRECIATION RIGHTS

7.1            GRANTS.  Rights may be granted to selected Participants entitling the grantee to receive cash or shares of Common Stock having a fair market value equal to the appreciation in market value of a stated number of shares of Common Stock from the date of grant, or in the case of rights granted in tandem with or by reference to a stock option granted simultaneously with or prior to the grant of such rights, from the date of grant of the related stock option to the date of exercise.

VIII. INDEMNIFICATION OF COMMITTEE

8.1           In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses including attorney’s fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof provided such settlement is approved by independent legal counsel selected by the Company or paid by them in satisfaction of a judgment in any such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties.

IX. AMENDMENTS

9.1            AMENDMENTS.  The Plan may be amended or terminated by the Board at any time and in any respect, except that no amendment may be made without the approval of the stockholders of the Company if such amendment would—

(a)	increase the maximum number of shares of Common Stock available for issuance under the Plan;

(b)	modify the class of eligible employees who are Participants in the Plan; or

(c)	materially increase Plan Benefits accruing to Participants under the Plan.

Similarly, subject to obtaining the consent of the Participant where required by contract law, the Committee may alter, amend or modify any award or grant made pursuant to this Plan in any respect not in conflict with the provisions of the Plan, if the Committee deems such alteration, amendment or modification to be in the best interests of the Participant or the Company by reason of changes or interpretation in tax, securities or other applicable laws.

X.  FORCE AND EFFECT; PREVAILING LAWS;
SUCCESSORS; NOTICE;
RESOLUTION OF DISPUTES

10.1           FORCE AND EFFECT.  The various provisions of this Plan are severable in their entirety.  Any determination of invalidity or unenforceability of any one provision shall have no effect on the continuing force and effect of the remaining provisions.

10.2           PREVAILING LAWS.  This Plan shall be construed and enforced in accordance with and governed by the laws of the State of Arkansas applicable to corporations and the issuance of stock by Arkansas corporations.

10.3           RESOLUTION OF DISPUTES.  Any dispute or disagreement which should arise under, or as a result of or in any way relate to, the interpretation, construction or application of this Plan will be determined by the Board of Directors of the Company.  Any determination made hereunder shall be final, binding and conclusive for all purposes.

FORM OF
RESTRICTED STOCK AGREEMENT
for the
J. B. HUNT TRANSPORT SERVICES, INC.
SECOND AMENDED AND RESTATED MANAGEMENT INCENTIVE PLAN

THIS Restricted Stock Agreement (“Agreement”) made as of                      , by and between J. B. Hunt Transport Services, Inc. (“Company”) and                        (“Recipient”):

WHEREAS, the Company maintains the J.B. Hunt Transport Services, Inc. Second Amended and Restated Management Incentive Plan (the “Plan”) under which the Company’s Compensation Committee of the Board of Directors (“Committee”) may, among other things, award shares of the Company’s $.01 par value common stock (“Common Stock”) to such members of the Company’s management as the Committee may determine, subject to terms, conditions, or restrictions as it may deem appropriate;

WHEREAS, pursuant to the Plan the Committee has awarded to Recipient, a Restricted Stock Award (“Award”) conditioned upon the execution by the Company and the Recipient of this Agreement setting forth all the terms and conditions applicable to such Award in accordance with the laws of the State of Arkansas;

THEREFORE, in consideration of the past services of the Recipient and the mutual promises and covenants contained herein it is hereby agreed as follows:

1.             AWARD OF SHARES

Under the terms of the Plan, the Committee has awarded to the Recipient an Award on                        (“Award Date”), for                       shares of Common Stock subject to the terms, conditions and restrictions set forth in this Agreement.  There will be no purchase price required by the Recipient in connection with this transaction.

2.             AWARD RESTRICTIONS

The Award vests as described below and each  vested portion of the Award shall expire thirty (30) days after each designated vesting date.

Vesting to occur over the period of                    in                        increments of       %.

Upon vesting date and upon satisfaction of the requirements of Section 8 below, the Company shall issue the shares in either certificated or non-certificated form to the Recipient.  If issued in certificated form, the certificate shall be delivered, without legend, in an amount reflecting the number of shares vested less any previously delivered shares registered on the Company’s books in the name of the Recipient or the Recipient’s beneficiary.  Upon receipt of the shares, the Recipient or beneficiary are free, upon compliance with applicable law, to hold or dispose of such shares at will.

During the vesting period, those shares covered by the Award, but not vested, are not transferable by the Recipient by means of sale, assignment, exchange, pledge or otherwise.  However, during the vesting period, the Recipient does have the right to tender for sale or exchange with the Company’s written consent, any such shares in the event of any tender offer within the meaning of Section 14(d) of the Securities Exchange Act of 1934.

3.           ADMINISTRATION OF AWARD

The Restricted Stock shall be released in a book-entry account (the “Account”) at the Company’s transfer agent when the restrictions associated with such Restricted Stock expire pursuant to Sections 2, 4 or 8.  The Recipient shall execute and deliver to the transfer agent one or more stock powers in blank for the Restricted Stock.    The shares of Restricted Stock subject to these Awards are not eligible for dividend distributions (other than adjustments described in Section 8), not eligible to be voted and not eligible to be enrolled in any dividend reinvestment program until the restrictions thereon expire.

The Committee shall have full authority and discretion (subject only to the express provisions of the Plan) to decide all matters relating to the administration and interpretation of the Plan of this Agreement.  All such Committee determinations shall be final, conclusive and binding upon the Company, the Recipient, and any and all interested parties.

4.           EMPLOYMENT TERMINATION

Termination of the Recipient’s employment with the Company for any reason, other than death or disability, shall result in forfeiture of the Award on the date of termination to the extent not already vested.  If the Recipient terminates employment with the Company due to death or disability during the vesting period, that Award, to the extent not already vested, shall vest in full as of the date of such termination.  If the Recipient’s employment terminates on account of “early retirement” (as defined by the Committee), or under special circumstances determined by the Committee, the Award, to the extent not already vested, may be vested in full or in parts as determined by the Committee.  The Recipient may designate a beneficiary to receive the stock certificate representing that portion of the Award automatically vested upon death.  The Recipient has the right to change such beneficiary designation at will.

5.           ADJUSTMENT OF SHARES FOR RECAPITALIZATION, ETC.

In the event there is a change in the outstanding Stock of the Company by reason of any reorganization, recapitalization, stock split, stock dividend, combination of shares or otherwise, there shall be substituted for or added to each share of Stock theretofore appropriated or thereafter subject, or which may become subject, to this Award, the number and kind of shares of stock or other securities into which each outstanding share of Stock shall be so changed or to which each share shall be exchanged, or to which each such share shall be entitled, as the case may be.  Adjustment under the preceding provisions of this Section 5 will occur automatically upon any such change in the outstanding Stock of the Company.  No fractional interest will be issued under the Plan on account of any such adjustment.

6.           COMPANY RECORDS

Records of the Company or its Subsidiaries or Affiliates regarding any period(s) of service, termination of service and the reason therefore, and other matters shall be conclusive for all purposes hereunder, unless determined by the Company to be incorrect.

7.           NO LIABILITY FOR GOOD FAITH DETERMINATION

The members of the Board and the Committee shall not be liable for any act, omission, interpretation or determination taken or made in good faith with respect to this Agreement or the Restricted Stock granted hereunder and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

8.           WITHHOLDING TAXES

The Company will require the Recipient receiving the shares of Common Stock under an Award, to reimburse the Company for such taxes required to be withheld by the Company and withhold any distribution in whole or in part until the Company is so reimbursed.  The Recipient may satisfy the withholding obligation using cash or Company Common Stock owned (other than through this Award) by the Recipient for at least six (6) months prior to the vesting date.

9.           IMPACT ON OTHER BENEFITS

The value of the Award (either on the Award Date or at the time the shares are vested) shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Company.

10.         ACCELERATION OF VESTING

Notwithstanding anything contained in this agreement to the contrary, in the event that, at any time following the date of a “change of control” (as hereinafter defined)  (i) a recipient’s employment with the Company or one of its subsidiaries terminates as a result of such recipient’s retirement, termination without “just cause” (as hereinafter defined) by the Company or one of its subsidiaries, or resignation by the recipient for good reason; or (ii) with respect to a recipient employed by one of the Company’s subsidiaries, a “sale transaction” (as hereinafter defined) is effected; then all vesting restrictions on any shares of the Company’s common stock (with the exception of any shares granted based on performance) or acquiring Company common stock awarded to that participant under this Agreement shall immediately lapse and such shares shall be vested.

For awards granted based on performance based criteria, if less than half of the performance period has lapsed, such award shall be converted into restricted stock assuming target performance has been achieved (or into unrestricted stock if no further restrictions apply).  If at least half the performance period has lapsed, such award shall be converted into restricted stock based on actual performance to date (or into unrestricted stock if no further restrictions apply).  If actual performance is not determinable, such award shall be converted into restricted stock assuming target performance has been achieved, based on the discretion of the Committee (or into unrestricted stock if no further restrictions apply).

For purposes of this Plan, “just cause” shall mean the willful and continued failure of a recipient to substantially perform his duties with the Company or one of its subsidiaries after a written demand for substantial performance is delivered to such participant by the Board of Directors of the Company, or its subsidiary, which specifically identifies the manner in which the board believes that such participant has not substantially performed his duties; or willful misconduct by the recipient materially injures the Company or its subsidiaries monetarily or otherwise (it being understood that no act, or failure to act, on the part of a recipient shall be considered “willful” unless done, or omitted to be done, by such recipient in bad faith and with knowledge that the action or omission was not in the best interest of the Company or such subsidiary).

“Sale transaction” shall mean, with respect to an employee of one of the Company’s subsidiaries, the direct or indirect sale or other disposition by the Company of in excess of fifty percent (50%) of the voting capital stock of such subsidiary, the complete liquidation of such subsidiary, or the sale by such subsidiary or all or substantially all of its assets.

For purposes of this Section 10, “change of control” means:

(1)
Any transaction involving the acquisition (“Acquisition Transaction”), by any person, corporation, partnership or other entity, or any group (collectively referred to herein as a “person”), of beneficial ownership of shares representing thirty percent (30%) or more of the Company’s then outstanding voting securities entitled to vote generally in the election of directors (“Voting Securities”), but excluding, for this purpose, any such acquisition by (a) the Company or any of its subsidiaries or any employee benefit plan (or related trust) of the Company, or any of its subsidiaries, or (b) any corporation with respect to which immediately following such acquisition, shares representing more than fifty percent (50%) of such corporation’s Voting Securities are beneficially owned, directly or indirectly, by those persons who are the beneficial owners of the Company’s voting securities immediately prior to such acquisition; or

(2)
Persons who as of May 1, 2005, constitute the Company’s board of directors (the “Incumbent Board”) cease, for any reason, to constitute at least a majority of the board, provided that any person becoming a director of the Company subsequent to May 1, 2005, whose election was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall, for the purposes of this Agreement, be considered to be a member of the Incumbent Board; or

(3)
Approval by the stockholders of the Company of a reorganization, merger or consolidation with respect to which those persons who were the beneficial owners of the Company’s voting securities immediately prior to such reorganization, merger or consolidation, do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, shares representing more than fifty percent (50%) of the voting securities of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

For purposes of this Section 10, “acquisition transaction” means any of the following events:

(a)
A merger, reorganization or consolidation involving the Company in which the outstanding stock is converted into or exchanged for the common stock of another entity, provided that such other entity has not, prior to or at the time of such merger, reorganization or consolidation, directly or indirectly acquired beneficial ownership of in excess of twenty percent (20%) of the outstanding shares of the Company for consideration other than such common stock (such a merger, reorganization or consolidation being herein referred to as a “Stock Merger Transaction”); or

(b)
Any merger, reorganization or consolidation involving the Company which is not a Stock Merger Transaction and with respect to which these persons who were the beneficial owners of the Company stock immediately prior to such merger, reorganization, or consolidation, do not, following such merger, reorganization, or consolidation, beneficially own, directly or indirectly, shares representing more than fifty percent (50%) of the common stock of the corporation resulting from such merger, reorganization or consolidation, or a complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

11.         ADMINISTRATION

            The Committee shall have full authority and discretion (subject only to the express provisions of the Plan) to decide all matters relating to the administration and interpretation of the Plan and this Agreement.  All such Committee determinations shall be final, conclusive and binding upon the Company, the Recipient, and any and all interested parties.

12.         RIGHT TO CONTINUED EMPLOYMENT

Nothing in this Agreement or in the Plan shall confer on a Recipient any right to continue in the employ of the Company or in any way affect the Company’s right to terminate the Recipient’s employment without prior notice at any time for any and no reason.

13.         AMENDMENTS

This Agreement shall be subject to the terms of the Plan as amended except that the Award that is the subject of this Agreement may not in any way be restricted or limited by any Plan amendment or termination approved after the date of the award without the Recipient’s written consent.

14.         FORCE AND EFFECT

The various provisions of this Agreement are severable in their entirety.  Any determination of invalidity or unenforceability of any one provision shall have no effect on the continuing force and effect of the remaining provisions.

15.         PREVAILING LAWS

This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Arkansas applicable to corporations and the issuance of stock by Arkansas corporations.

16.         SUCCESSORS

This Agreement shall be binding upon and inure to the benefit of the successors, assigns and heirs of the respective parties.

17.         NOTICE

Unless waived by the Company, any notice to the Company required under or relating to this Agreement shall be in writing and addressed to:

J. B. HUNT TRANSPORT SERVICES, INC.
Attention:  John Roberts
P. O. Box 130
Lowell, Arkansas  72745

18.         TERMS

Any terms used in this Agreement that are not otherwise defined shall have the meanings prescribed to them in the Plan.

19.         ENTIRE AGREEMENT

This Agreement contains the entire understanding of the parties and shall not be modified or amended except in writing and duly signed by the parties.  No waiver by either party of any default under this Agreement shall be deemed a waiver of any later default.

IN WITNESS THEREOF, the parties have signed this Agreement as of the date hereof.

J. B. HUNT TRANSPORT SERVICES, INC.

By:
John Roberts
President and Chief Executive Officer

Recipient:

FORM OF
NEO RESTRICTED STOCK AGREEMENT
for the
J. B. HUNT TRANSPORT SERVICES, INC.
SECOND AMENDED AND RESTATED MANAGEMENT INCENTIVE PLAN

THIS Restricted Stock Agreement (“Agreement”) made as of                      , by and between J. B. Hunt Transport Services, Inc. (“Company”) and            (hereinafter referred to as the “Recipient,” “NEO,” “Named Executive Officer,” or “Covered Employee”):

WHEREAS, the Company maintains the J.B. Hunt Transport Services, Inc. Second Amended and Restated Management Incentive Plan (the “Plan”) under which the Company’s Compensation Committee of the Board of Directors (“Committee”) may, among other things, award shares of the Company’s $.01 par value common stock (“Common Stock”) to such members of the Company’s management as the Committee may determine, subject to terms, conditions, or restrictions as it may deem appropriate;

WHEREAS, pursuant to the Plan the Committee has awarded to Recipient, a Restricted Stock Award (“Award”) conditioned upon the execution by the Company and the Recipient of this Agreement setting forth all the terms and conditions applicable to such Award in accordance with the laws of the State of Arkansas;

THEREFORE, in consideration of the past services of the Recipient and the mutual promises and covenants contained herein it is hereby agreed as follows:

1.             AWARD OF SHARES

Under the terms of the Plan, the Committee has awarded to the Recipient an Award on                        (“Award Date”), for                       shares of Common Stock subject to the terms, conditions and restrictions set forth in this Agreement.  There will be no purchase price required by the Recipient in connection with this transaction.

2.             AWARD RESTRICTIONS

The Award shall vest according to the schedule set forth below and each vested portion shall expire thirty (30) days after each designated vesting date:

-
________ shares (20% of total shares awarded on Award Date) shall vest on the later to occur of (i) ___________________________ or (ii) the date on which the Committee makes the certification described below (the “First Vest”);

-
________ shares (20% of total shares awarded on Award Date) shall vest on the later to occur of (i) ___________________________ or (ii) the date on which the Committee makes the certification described below (the “Second Vest”);

-
_______ shares (20% of total shares awarded on Award Date) shall vest on the later to occur of (i) ___________________________ or (ii) the date on which the Committee makes the certification described below (the “Third Vest”);

-
_______ shares (20% of total shares awarded on Award Date) shall vest on the later to occur of (i) ___________________________ or (ii) the date on which the Committee makes the certification described below (the “Fourth Vest”);

-
_______ shares (20% of total shares awarded on Award Date) shall vest on the later to occur of (i) ___________________________ or (ii) the date on which the Committee makes the certification described below (the “Final Vest”);

Notwithstanding the provisions of this section,

(i)           the First Vest shall be conditioned on, subject to and shall not occur until certification by the Committee (either by resolution or in such other manner as the Committee deems appropriate) that the performance goals as outlined in the Second Amended and Restated Management Incentive Plan for _________________ have been achieved.  If the Committee does not or cannot certify that the performance goals have been achieved by December 31st of the following year after the First Vest, then the Recipient shall forfeit the right to the shares for that year and such shares shall be cancelled;

(ii)           the Second Vest shall be conditioned on, subject to and shall not occur until certification by the Committee (either by resolution or in such other manner as the Committee deems appropriate) that the performance goals for _________________ have been achieved.  If the Committee does not or cannot certify that the performance goals have been achieved by December 31st of the following year after the Second Vest, then the Recipient shall forfeit the right to the shares for that year and such shares shall be cancelled;

(iii)           the Third Vest shall be conditioned on, subject to and shall not occur until certification by the Committee (either by resolution or in such other manner as the Committee deems appropriate) that the performance goals for _________________ have been achieved.  If the Committee does not or cannot certify that the performance goals have been achieved by December 31st of the following year after the Third Vest, then the Recipient shall forfeit the right to the shares for that year and such shares shall be cancelled;

(iv)           the Fourth Vest shall be conditioned on, subject to and shall not occur until certification by the Committee (either by resolution or in such other manner as the Committee deems appropriate) that the performance goals for _________________ have been achieved.  If the Committee does not or cannot certify that the performance goals have been achieved by December 31st of the following year after the Fourth Vest, then the Recipient shall forfeit the right to the shares for that year and such shares shall be cancelled;

(v)           the Final Vest shall be conditioned on, subject to and shall not occur until certification by the Committee (either by resolution or in such other manner as the Committee deems appropriate) that the performance goals for _________________ have been achieved.  If the Committee does not or cannot certify that the performance goals have been achieved by December 31st of the following year after the Final Vest, then the Recipient shall forfeit the right to the shares for that year and such shares shall be cancelled.

Upon vesting date and upon satisfaction of the requirements of Section 8 below, the Company shall issue the shares in either certificated or non-certificated form to the Named Executive Officer.  If issued in certificated form, the certificate shall be delivered, without legend, in an amount reflecting the number of shares vested less any previously delivered shares registered on the Company’s books in the name of the NEO or the NEO’s beneficiary.  Upon receipt of the shares, the NEO or beneficiary are free, upon compliance with applicable law, including any restrictions under Section 144 of the Securities Act of 1933, to hold or dispose of such shares at will.

During the vesting period, those shares covered by the Award, but not vested, are not transferable by the Recipient by means of sale, assignment, exchange, pledge or otherwise.  However, during the vesting period, the Recipient does have the right to tender for sale or exchange with the Company’s written consent, any such shares in the event of any tender offer within the meaning of Section 14(d) of the Securities Exchange Act of 1934.

3.           ADMINISTRATION OF AWARD

The Restricted Stock shall be released in a book-entry account (the “Account”) at the Company’s transfer agent when the restrictions associated with such Restricted Stock expire pursuant to Sections 2, 4 or 8.  The Recipient shall execute and deliver to the transfer agent one or more stock powers in blank for the Restricted Stock.  The shares of Restricted Stock subject to these Awards are not eligible for dividend distributions (other than adjustments described in Section 8), not eligible to be voted and not eligible to be enrolled in any dividend reinvestment program until the restrictions thereon expire.

The Committee shall have full authority and discretion (subject only to the express provisions of the Plan) to decide all matters relating to the administration and interpretation of the Plan of this Agreement.  All such Committee determinations shall be final, conclusive and binding upon the Company, the Recipient, and any and all interested parties.

4.           EMPLOYMENT TERMINATION

For Covered Employees (as defined by Section 162(m)), if employment is terminated due to death, disability or change in control during the vesting period, then the Award may vest in full or in part before the performance goal applicable to the Award is attained, and irrespective of whether the performance goal applicable to the Award is thereafter attained, but only if and to the extent that (i) the Committee so provides with respect to such Award, and (ii) the Award will nevertheless qualify as performance-based compensation if the performance goal applicable to such Award is attained and the employee’s death or disability, or the change in control specified by the Committee does not occur.  If a Covered Employee’s employment is terminated for any other reason other than death, disability or change in control, then any Award granted that has not vested shall immediately be deemed forfeited.  Upon forfeiture of the Award, the employee shall have no further rights with respect thereto.

5.           ADJUSTMENT OF SHARES FOR RECAPITALIZATION, ETC.

In the event there is a change in the outstanding Stock of the Company by reason of any reorganization, recapitalization, stock split, stock dividend, combination of shares or otherwise, there shall be substituted for or added to each share of Stock theretofore appropriated or thereafter subject, or which may become subject, to this Award, the number and kind of shares of stock or other securities into which each outstanding share of Stock shall be so changed or to which each share shall be exchanged, or to which each such share shall be entitled, as the case may be.  Adjustment under the preceding provisions of this Section 5 will occur automatically upon any such change in the outstanding Stock of the Company.  No fractional interest will be issued under the Plan on account of any such adjustment.

6.          COMPANY RECORDS

Records of the Company or its Subsidiaries or Affiliates regarding any period(s) of service, termination of service and the reason therefore, and other matters shall be conclusive for all purposes hereunder, unless determined by the Company to be incorrect.

7.           NO LIABILITY FOR GOOD FAITH DETERMINATION

The members of the Board and the Committee shall not be liable for any act, omission, interpretation or determination taken or made in good faith with respect to this Agreement or the Restricted Stock granted hereunder and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

8.           WITHHOLDING TAXES

The Company will require the Recipient receiving the shares of Common Stock under an Award, to reimburse the Company for such taxes required to be withheld by the Company and withhold any distribution in whole or in part until the Company is so reimbursed.  The Recipient may satisfy the withholding obligation using cash or Company Common Stock owned (other than through this Award) by the Recipient for at least six (6) months prior to the vesting date.

9.           IMPACT ON OTHER BENEFITS

The value of the Award (either on the Award Date or at the time the shares are vested) shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Company.

10.         ACCELERATION OF VESTING

Notwithstanding anything contained in this agreement to the contrary, in the event that, at any time following the date of a “change of control” (as hereinafter defined)  (i) a recipient’s employment with the Company or one of its subsidiaries terminates as a result of such recipient’s retirement, termination without “just cause” (as hereinafter defined) by the Company or one of its subsidiaries, or resignation by the recipient for good reason; or (ii) with respect to a recipient employed by one of the Company’s subsidiaries, a “sale transaction” (as hereinafter defined) is effected; then all vesting restrictions on any shares of the Company’s common stock (with the exception of any shares granted based on performance) or acquiring Company common stock awarded to that participant under this Agreement shall immediately lapse and such shares shall be vested.

For awards granted based on performance based criteria, if less than half of the performance period has lapsed, such award shall be converted into restricted stock assuming target performance has been achieved (or into unrestricted stock if no further restrictions apply).  If at least half the performance period has lapsed, such award shall be converted into restricted stock based on actual performance to date (or into unrestricted stock if no further restrictions apply).  If actual performance is not determinable, such award shall be converted into restricted stock assuming target performance has been achieved, based on the discretion of the Committee (or into unrestricted stock if no further restrictions apply).

For purposes of this Plan, “just cause” shall mean the willful and continued failure of a recipient to substantially perform his duties with the Company or one of its subsidiaries after a written demand for substantial performance is delivered to such participant by the Board of Directors of the Company, or its subsidiary, which specifically identifies the manner in which the board believes that such participant has not substantially performed his duties; or willful misconduct by the recipient materially injures the Company or its subsidiaries monetarily or otherwise (it being understood that no act, or failure to act, on the part of a recipient shall be considered “willful” unless done, or omitted to be done, by such recipient in bad faith and with knowledge that the action or omission was not in the best interest of the Company or such subsidiary).

“Sale transaction” shall mean, with respect to an employee of one of the Company’s subsidiaries, the direct or indirect sale or other disposition by the Company of in excess of fifty percent (50%) of the voting capital stock of such subsidiary, the complete liquidation of such subsidiary, or the sale by such subsidiary or all or substantially all of its assets.

For purposes of this Section 10, “change of control” means:

(1)
Any transaction involving the acquisition (“Acquisition Transaction”), by any person, corporation, partnership or other entity, or any group (collectively referred to herein as a “person”), of beneficial ownership of shares representing thirty percent (30%) or more of the Company’s then outstanding voting securities entitled to vote generally in the election of directors (“Voting Securities”), but excluding, for this purpose, any such acquisition by (a) the Company or any of its subsidiaries or any employee benefit plan (or related trust) of the Company, or any of its subsidiaries, or (b) any corporation with respect to which immediately following such acquisition, shares representing more than fifty percent (50%) of such corporation’s Voting Securities are beneficially owned, directly or indirectly, by those persons who are the beneficial owners of the Company’s voting securities immediately prior to such acquisition; or

(2)
Persons who as of May 1, 2005, constitute the Company’s board of directors (the “Incumbent Board”) cease, for any reason, to constitute at least a majority of the board, provided that any person becoming a director of the Company subsequent to May 1, 2005, whose election was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall, for the purposes of this Agreement, be considered to be a member of the Incumbent Board; or

(3)
Approval by the stockholders of the Company of a reorganization, merger or consolidation with respect to which those persons who were the beneficial owners of the Company’s voting securities immediately prior to such reorganization, merger or consolidation, do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, shares representing more than fifty percent (50%) of the voting securities of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

For purposes of this Section 10, “acquisition transaction” means any of the following events:

(a)
A merger, reorganization or consolidation involving the Company in which the outstanding stock is converted into or exchanged for the common stock of another entity, provided that such other entity has not, prior to or at the time of such merger, reorganization or consolidation, directly or indirectly acquired beneficial ownership of in excess of twenty percent (20%) of the outstanding shares of the Company for consideration other than such common stock (such a merger, reorganization or consolidation being herein referred to as a “Stock Merger Transaction”); or

(b)
Any merger, reorganization or consolidation involving the Company which is not a Stock Merger Transaction and with respect to which these persons who were the beneficial owners of the Company stock immediately prior to such merger, reorganization, or consolidation, do not, following such merger, reorganization, or consolidation, beneficially own, directly or indirectly, shares representing more than fifty percent (50%) of the common stock of the corporation resulting from such merger, reorganization or consolidation, or a complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

11.         ADMINISTRATION

            The Committee shall have full authority and discretion (subject only to the express provisions of the Plan) to decide all matters relating to the administration and interpretation of the Plan and this Agreement.  All such Committee determinations shall be final, conclusive and binding upon the Company, the Recipient, and any and all interested parties.

12.         RIGHT TO CONTINUED EMPLOYMENT

Nothing in this Agreement or in the Plan shall confer on a Recipient any right to continue in the employ of the Company or in any way affect the Company’s right to terminate the Recipient’s employment without prior notice at any time for any and no reason.

13.         AMENDMENTS

This Agreement shall be subject to the terms of the Plan as amended except that the Award that is the subject of this Agreement may not in any way be restricted or limited by any Plan amendment or termination approved after the date of the award without the Recipient’s written consent.

14.         FORCE AND EFFECT

The various provisions of this Agreement are severable in their entirety.  Any determination of invalidity or unenforceability of any one provision shall have no effect on the continuing force and effect of the remaining provisions.

15.         PREVAILING LAWS

This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Arkansas applicable to corporations and the issuance of stock by Arkansas corporations.

16.         SUCCESSORS

This Agreement shall be binding upon and inure to the benefit of the successors, assigns and heirs of the respective parties.

17.         NOTICE

Unless waived by the Company, any notice to the Company required under or relating to this Agreement shall be in writing and addressed to:

J. B. HUNT TRANSPORT SERVICES, INC.
Attention:  John Roberts
P. O. Box 130
Lowell, Arkansas  72745

18.         TERMS

Any terms used in this Agreement that are not otherwise defined shall have the meanings prescribed to them in the Plan.

19.         ENTIRE AGREEMENT

This Agreement contains the entire understanding of the parties and shall not be modified or amended except in writing and duly signed by the parties.  No waiver by either party of any default under this Agreement shall be deemed a waiver of any later default.

IN WITNESS THEREOF, the parties have signed this Agreement as of the date hereof.

J. B. HUNT TRANSPORT SERVICES, INC.

By:
John Roberts
President and Chief Executive Officer

Recipient:

FORM OF
STOCK OPTION AGREEMENT
J.B. HUNT TRANSPORT SERVICES, INC.

STOCK OPTION AGREEMENT, hereinafter referred to as the “Option” or the “Agreement” made on this day of                                between J.B. Hunt Transport Services, Inc., an Arkansas corporation, (the “Company”) and

The Company, pursuant to the terms of the J. B. Hunt Transport Services, Inc. Amended and Restated Management Incentive Plan adopted by the Company’s Board of Directors on April 21, 2005 (the “Plan), hereby grants an option                  shares of Common Stock of the Company, par value $0.01 per share (“Common Stock”) to the Optionee at the price and in all respects subject to the terms, definitions and provisions of the Agreement.

1.   Option Price.   The Option price is $                         for each share.

2.   Exercise and Option.  This Option shall be exercisable at any time and from time to time pursuant to the exercise schedule and in accordance with the terms of this Agreement as follows:

(a)  Exercise Schedule.  This Option shall be exercisable in installments as indicated below:

June 1, 20%
June 1, 20%
June 1, 20%

All Options expire at the earliest to occur of the following:  (i) the           anniversary of this Agreement; (ii) 730 days after the Optionee’s death, disability or retirement after reaching age 55; or (iii) termination of employment with the Company (for any reason) other than by death or disability or by retirement after reaching age 55.

(b)  Method of Exercise.  This Option shall be exercisable by a written notice which shall:

(i)  state the election to exercise the Option, the number of shares in respect of which it is being exercised, the person in whose name the stock certificate(s) (if any) for such shares of Common Stock is to be registered, his address and Social Security Number (or if more than one, the names, addresses and Social Security Numbers of such persons);

(ii)  contain such representations and agreements as to the holder’s investment intent with respect to such shares of Common Stock as may be satisfactory to the Company’s counsel;

(iii)  be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Option.

(iv)  be accompanied by payment to the Company of the full Option price of the shares with respect to which the Option is exercised.  The Option price shall be paid in the following manner:

(i)   full payment in cash or equivalent;

(ii)   full payment in shares of Company Stock, owned for at least six months prior to the Exercise Date (as defined in Paragraph 5(b) of the Plan) having a fair market value on the Exercise Date equal to the option price; or

(iii)   any combination of (i) or (ii), equal to the aggregate to the option price.

The Company’s Option Committee also has the discretion to permit payment of the option price in full or in part in accordance with paragraph 6.6 (a) (2) of the Plan.

(c)  The Company shall not be required to issue or deliver any certificates (if any) for shares of Common Stock purchased upon the exercise of an option (i) prior to the completion of any registration or other qualification of such shares under any state or federal laws or rulings or regulations of any government regulatory body, which the Company shall determine to be necessary or advisable or, (ii) prior to receiving adoption of counsel, satisfactory to the Company that the sale or issuance of such shares is exempt from these registration or qualification requirements.

(d)  Restrictions on Exercise.  As a condition to his exercise of this Option, the Company may require the person exercising this Option to make any representation and warranty to the Company as may be required by any applicable law or regulation.

(e)  Employment Related Taxes.   As a general rule, the exercise of an Option creates taxable income to the Participant for which Federal and States income tax withholding may apply.  The withholding obligations of the Participant may be satisfied at their election using cash or Company common stock owned by the Participant for at least six months before the Exercise Date.

3.   Non Transferability of Option.  This Option may not be assigned or transferred other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by him.

4.   Stock Subject to the Option.   In addition to the restrictions set forth above, the Company and the Optionee agree that the Common Stock of the Company acquired pursuant to this Agreement shall be subject to the restrictions set forth in the Plan.

5.   Adjustments Upon Changes in Capitalization.  The number of shares of Common Stock subject to this Agreement shall be proportionately adjusted for any change in the stock structure of the Company because of share dividends, recapitalization, reorganizations, mergers or other restructuring.

6.   Notices.  Each notice relating to this Agreement shall be in writing and delivered in person or by certified mail to the proper address.

Each notice shall be deemed to have been given on the date it is received.  Each notice to the Company shall be addressed to it at its principal office, now at 615 J.B. Hunt Corporate Drive, Lowell, Arkansas 72745, attention John Roberts.  Each notice to the Optionee or other person or persons then entitled to exercise the Option shall be addressed to the Optionee or such other person or persons at the Optionee’s address set forth in the heading of this Agreement.  Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

7.   Benefits of Agreement.  This Agreement shall inure to the benefit of and be binding upon each successor of the Company.  All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be binding upon Optionee’s heirs, legal representatives, and successors.  This Agreement shall be sole and exclusive source of any and all rights which the Optionee, his heirs, legal representatives or successors may have in respect to the Plan or any options or Common Stock granted or issued hereunder, whether to himself or to any other person.

8.   Plan Amendments.

This Agreement shall be subject to the terms of the Plan as amended except that the Award that is the subject of this Agreement may not in any way be restricted or limited by any Plan amendment or termination approved after the date of the award without the Recipient’s written consent.

9.   Successors.

This Agreement shall be binding upon and inure to the benefit of the successors, assigns and heirs of the respective parties.

10.   Terms.

Any terms used in this Agreement that are not otherwise defined shall have the meanings prescribed to them in the Plan.

11.   Entire Agreement.

This Agreement contains the entire understanding of the parties and shall not be modified or amended except in writing and duly signed by the parties.  No waiver by either party of any default under this Agreement shall be deemed a waiver of any later default.

IN WITNESS WHEREOF, the Company and the Optionee have caused this Agreement to be executed as of the day, month and year first above written.

J. B. HUNT TRANSPORT SERVICES, INC.

By:
John Roberts President and Chief Executive Officer

OPTIONEE
By:

STOCK OPTION EXERCISE FORM

To:	Office of the Chief Financial Officer
J.B. Hunt Transport Services, Inc.

This memorandum will confirm my desire to exercise my available vested options in the following manner:

☐	Exercise and sell for cash
☐	Exercise and sell only enough shares to cover option costs and taxes and keep the remaining shares
☐	Exercise and hold (buy)
☐	Exercise and swap/surrender owned shares for option costs and/or taxes

The following options are the ones I have selected for the above transaction(s):

Grant Date	Number of Options Exercised	Option Price

I understand that the difference between market value and option price for the options exercised is taxable compensation to be included in my Form W-2.  Therefore, the withholding amounts for Federal and State tax should be withheld at the following rates:

Federal	%	State	%

Optionee

Date

Received by CFO Office:

Signature

Date

FORM OF
AMENDMENT TO
STOCK OPTION AGREEMENT
J.B. HUNT TRANSPORT SERVICES, INC.

This Amendment is made this         day of                            , 20        , (the “Amendment”) by and between J.B. Hunt Transport Services, Inc. (“the Company”) and                                     (the “Optionee”) and amends that certain Stock Option Agreement between the Company and the Optionee dated                                    ,  (the “Agreement”).

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Optionee and the Company amend the Agreement as follows (check those which apply):

The remaining unexercised portions of this Option shall be exercisable as follows:

This Option shall terminate as follows:

All other terms and conditions of the Agreement continue in full force and effect.

J.B. HUNT TRANSPORT SERVICES, INC.

By:

,Optionee